EXHIBIT 99.3

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR12 Group 2
Mortgage Loans
Preliminary Collateral Information As of 08/01/05

TOTAL CURRENT BALANCE	$104,658,462
TOTAL ORIGINAL BALANCE	$104,665,619

NUMBER OF LOANS	166

			Minimum		Maximum
AVG CURRENT BALANCE	$630,473		$360,000		$1,500,000
AVG ORIGNAL BALANCE	$630,516		$360,000		$1,500,000

WAVG GROSS COUPON	5.32%		4.88%		5.88%
WAVG GROSS MARGIN	2.25%		2.25%		2.25%
WAVG MAX INT RATE	10.32%		9.88%		10.88%

WAVG CURRENT LTV	65.42%		18.59%		80.00%

WAVG FICO SCORE	745		623		811

WAVG MONTHS TO ROLL	83	months	80	months	84	months

WAVG ORIGINAL TERM	360	months	360	months	360	months
WAVG REMAINING TERM	359	months	356	months	360	months
WAVG SEASONING	1	months	0	months	4	months

TOP STATE CONC	CA(63.73%),WA(10.62%),IL(6.13%)
MAXIMUM CA ZIPCODE	1.82%

FIRST PAY DATE			May 1,2005		September 1,2005

RATE CHANGE DATE			April 1,2012		August 1,2012

MATURE DATE			April 1,2035		August 1,2035

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
7/1 I/O LIBOR	145	$93,477,912	89.32%
7/1 LIBOR	21	11,180,550	10.68
Total	166	$104,658,462	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
300,001—400,000	9	$3,477,000	3.32%
400,001—500,000	49	22,416,500	21.42
500,001—600,000	43	23,520,582	22.47
600,001—700,000	25	16,169,218	15.45
700,001—800,000	7	5,367,412	5.13
800,001—900,000	11	9,484,000	9.06
900,001—1,000,000	12	11,675,000	11.16
1,000,001—1,100,000	2	2,150,000	2.05
1,100,001—1,200,000	2	2,275,000	2.17
1,200,001—1,300,000	2	2,470,750	2.36
1,300,001—1,400,000	2	2,718,000	2.60
1,400,001—1,500,000	2	2,935,000	2.80
Total	166	$104,658,462	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
4.751—5.000	13	$7,900,932	7.55%
5.001—5.250	68	45,544,712	43.52
5.251—5.500	67	39,552,600	37.79
5.501—5.750	15	9,884,525	9.44
5.751—6.000	3	1,775,693	1.70
Total	166	$104,658,462	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2.001—2.250	166	$104,658,462	100.00%
Total	166	$104,658,462	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
9.751—10.000	13	$7,900,932	7.55%
10.001—10.250	68	45,544,712	43.52
10.251—10.500	67	39,552,600	37.79
10.501—10.750	15	9,884,525	9.44
10.751—11.000	3	1,775,693	1.70
Total	166	$104,658,462	100.00%

FIRST RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5	166	$104,658,462	100.00%
Total	166	$104,658,462	100.00%

PERIODIC RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2	166	$104,658,462	100.00%
Total	166	$104,658,462	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	166	$104,658,462	100.00%
Total	166	$104,658,462	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
351—360	166	$104,658,462	100.00%
Total	166	$104,658,462	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 0	81	$52,512,725	50.18%
1—6	85	52,145,737	49.82
Total	166	$104,658,462	100.00%

NEXT RATE RESET (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
80	1	$840,000	0.80%
82	1	420,000	0.40
83	83	50,885,737	48.62
84	81	52,512,725	50.18
Total	166	$104,658,462	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	1	$516,000	0.49%
26—30	3	1,319,000	1.26
36—40	8	5,465,000	5.22
41—45	2	1,511,000	1.44
46—50	9	7,157,243	6.84
51—55	13	8,781,000	8.39
56—60	11	8,203,000	7.84
61—65	15	9,749,712	9.32
66—70	21	14,989,300	14.32
71—75	37	22,033,000	21.05
76—80	46	24,934,207	23.82
Total	166	$104,658,462	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
620—639	1	$453,750	0.43%
640—659	4	2,033,100	1.94
660—679	2	1,063,000	1.02
680—699	9	6,115,943	5.84
700—719	34	24,237,812	23.16
720—739	15	9,997,550	9.55
740—759	26	15,661,575	14.96
760—779	35	20,952,682	20.02
780—799	31	18,497,750	17.67
800 >=	9	5,645,300	5.39
Total	166	$104,658,462	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full Doc	134	$85,079,394	81.29%
Reduced Doc	32	19,579,068	18.71
Total	166	$104,658,462	100.00%

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Yes	145	$93,477,912	89.32%
No	21	11,180,550	10.68
Total	166	$104,658,462	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Owner Occupied	162	$102,479,519	97.92%
Second Home	4	2,178,943	2.08
Total	166	$104,658,462	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Condo	13	$7,602,750	7.26%
Single Family	153	97,055,712	92.74
Total	166	$104,658,462	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	55	$34,253,882	32.73%
Refi—Cash Out	42	26,056,450	24.90
Refi—No Cash Out	69	44,348,130	42.37
Total	166	$104,658,462	100.00%

INDEX	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1 Yr LIBOR	166	$104,658,462	100.00%
Total	166	$104,658,462	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	166	$104,658,462	100.00%
Total	166	$104,658,462	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AZ	4	$1,955,450	1.87%
CA	101	66,697,437	63.73
CO	1	550,000	0.53
CT	2	896,000	0.86
FL	2	1,431,000	1.37
GA	1	502,000	0.48
ID	1	420,000	0.40
IL	8	6,417,500	6.13
MA	5	3,680,000	3.52
MD	3	1,392,000	1.33
MN	1	539,682	0.52
NC	1	646,943	0.62
NJ	2	1,718,750	1.64
NV	2	938,000	0.90
NY	2	1,187,900	1.14
OR	2	773,000	0.74
PA	1	424,000	0.41
VA	6	2,900,600	2.77
WA	20	11,119,900	10.62
WI	1	468,300	0.45
Total	166	$104,658,462	100.00%